SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

WORLDSPACE, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE	000-51466	52-1732881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8515 Georgia Avenue, Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

(301) 960-1200

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a) Not applicable.

(b) By letter dated October 18, 2006, Gary M. Parsons has resigned as a director of WorldSpace, Inc. (the “Company”), effective immediately.

In resigning, Mr. Parsons stated that, in order to focus more of his attention on his primary responsibilities as Chairman of XM Satellite Radio Holdings Inc. (“XM”), he was reducing his outside areas of responsibility.

Pursuant to a Stockholders Agreement dated as of July 18, 2005 between the Company and XM, XM has the right, until the Company’s 2008 Annual Meeting of Stockholders, to designate a director to serve on the Company’s board of directors.

(c) Not applicable.

(d) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2006

WORLDSPACE, INC.
(Registrant)

By:	/s/ Donald J. Frickel
Name:	Donald J. Frickel
Title:	Executive Vice President, General Counsel
and Secretary